Exhibit 4.1

CHIEF FINANCIAL OFFICER PRESIDENT AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY COUNTERSIGNED AND REGISTERED: transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the signatures of the Corporation’s duly authorized officers. Dated: Avadim Health, Inc. FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF SEE REVERSE FOR CERTAIN DEFINITIONS IS THE RECORD HOLDER OF THIS CERTIFIES THAT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SHARES COMMON STOCK CUSIP 05338J 10 0

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–	Custodian
	(Cust)	(Minor)

under Uniform Gifts to Minors

Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                      undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                              shares of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint

                                                                                                                                                                                                              Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

By:
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.